The Torray Fund

Letter to Shareholders

July 22, 2002

Dear Fellow Shareholders:

We have looked forward to updating you on your investment. The Torray Fund depreciated 7.8% for the six-month period ending June 30, leaving its return since inception 11 1/2 years ago at 15% compounded annually. Comparable results for the Standard & Poor’s 500 Index were -13.2% and +12.4%, respectively.

While our long-term record is significantly above average, we fully appreciate that many of you invested with us in the latter stages of the market’s rise and now sit on a loss. It is hard to find the right words to tell you how disappointed we are about that, and we understand there is no consolation in knowing the majority of mutual fund investors have fared worse. Nevertheless, we want you to know we remain steadfast in our belief we’re on the right course. This letter will explain why.

The reason the stock market is going down has been hiding in plain sight all along: it was vastly inflated. The S&P 500, at its peak in early 2000, was valued at about 40 times earnings, between two and three times the historic average. But, investors’ obsession with getting rich quick blinded them to that reality. This is not the first time, and it won’t be the last. Since we entered the investment business 40 years ago, there have been six market downturns with losses averaging 35%. Fortunately, the earlier reversals had no lasting impact on our investments, and we believe this one won’t either.

The recent drop in our share price reflects a significant revaluation of virtually every stock in the market. Toward the end of May, investors, already suffering from heavy losses, started worrying even more about economic uncertainties, accounting irregularities and declining growth rates. As a result, they began to demand a wider margin of safety for the perceived increase in risk, and stocks have fallen to levels that will better provide it. Until that time, The Torray Fund was unaffected by the 2 1/2 year unwinding of speculative excesses. The reason is we avoided the mania in tech, telecom, Internet and other “new era” stocks and instead invested in reasonably priced, high quality companies.

Although that approach will pass the test of time, it has been no defense against the recent deluge of indiscriminate selling, as the following illustrates: Moody’s and Standard & Poor’s, the major credit rating agencies, rank only nine American companies “triple-A.” We have significant investments in five of them — AIG, Automatic Data Processing, Johnson & Johnson, Merck and Pfizer. Despite their superior finances and solid records, these stocks have fallen nearly as much

The Torray Fund

Letter to Shareholders

July 22, 2002

as the overall market lately, indicating an irrational disconnect between valuations and fundamentals. Many of our other investments have been similarly affected. All the same, we remain confident this is only a temporary setback in the long-term uptrend that is certain to resume.

We want to emphasize, and this is a very important distinction, that the decline in The Torray Fund’s price is a fluctuation not to be equated with the big losses investors have taken on shares in weak companies or the countless “new paradigm” ventures promoted by Wall Street during the bull market. In contrast to our situation, those that purchased Internet and optical networking stocks, for example, valued on vague promises of future profits, have suffered permanent losses. It made no difference whether the price paid was $200 or $20, because the businesses had little or no value in the first place. The investments were thus doomed regardless of what the market did. The value of many other companies that at one time had assets and earning power was unfortunately ruined by mismanagement — ill-fated acquisitions, excessive borrowing, overbuilding of capacity, and, in some cases, accounting fraud. These losses are permanent as well.

The evaporation of wealth that results from such failures illustrates the point we have so often made: risk emanates from businesses not stocks. Put differently, stocks are not the cause of bad news, they only report it. This truth underscores the critical importance corporate analysis plays in the investment management process. Although we cannot control how the market values our holdings from day to day, or year to year, we can minimize your risk of permanent loss, and at the same time enhance your returns, by investing — at a reasonable price — in soundly financed companies with proven track records. The stocks of businesses that meet these criteria always perform well over the long term. It is important to keep in mind that investing is timeless work in progress and success or failure cannot be gleaned from snapshots taken only when things appear rosy or, as they do now, bleak.

A number of our earlier letters have cautioned that the speculative bubble of the late 1990’s would someday lead to trouble, and that day is upon us. Depending on the index, equity markets are down between 40% and 75% from their highs, nearly matching the collapse of 1973-74. The S&P 500 is lower than it was in early 1997 and has surrendered half of its point gain since the bull market began 20 years ago. Even so, its compound return for the last two decades stands at 14% — above the historic average — a rate that doubles money every 5 years. But, investors aren’t thinking about long-term records now. All they know is they’ve lost money, and they’re afraid they’ll lose more. Meanwhile, the media is doing its best to reinforce their fears. In our 40

The Torray Fund

Letter to Shareholders

July 22, 2002

years of experience we can’t recall a time when coverage was this gloomy. In spite of it all, we believe there are reasons to be optimistic, and we want to share them with you.

To begin with, the deflation of a market priced so wildly out of proportion to economic reality, while painful, should be viewed as a good thing for our country. There was simply no future in the public’s obsession with the stock market. Now that it’s over, we think the stage is set for a recovery — not a 2,000 point jump in the Dow Jones Industrial Average — but a gradual advance that fairly values rising earnings.

Another favorable factor is that the lower the market goes the less risky it becomes. While most people probably understand this, they tend to lose sight of it when the going gets tough and emotions take over. This is happening today. A few years ago, with prices of the most popular stocks at stupefying levels, the situation was just the opposite. Investors at the time had far too much confidence in their stock picking ability and never entertained the idea something might go wrong. Now that the bottom has fallen out, their confidence is shaken, and the average person seems convinced the market’s headed even lower. Friends in the brokerage industry tell us of more and more clients ordering them to sell everything — no questions asked.

Further evidence of that mindset can be found in rising equity fund redemptions and a surge in money market mutual fund assets and savings accounts. Money market funds currently total $2.3 trillion, a record 22% of the stock market’s entire value. That’s more than double their level at the market’s peak in early 2000. On top of that, savings accounts have recently risen 22% to $2.5 trillion. So, cash in the system amounts to nearly half the value of America’s publicly owned companies.

Additional confirmation of negative sentiment can be found in the fact that 6,000 hedge funds with $600 billion in assets, and the public as well, have been pounding the market with short sales (a speculative strategy of selling borrowed stock with the intention of buying it back later at a lower price and pocketing the difference). One of the largest mutual fund and brokerage complexes reports that such activity among its account holders is up 20% since April. And, a recent survey found that more than 80% of the most active online day traders are short selling. (This is the same crowd that was loaded with Internet stocks just before they crashed.) In all, a record 7.2 billion shares have been sold short on the New York Stock Exchange and another 4.4 billion shares on Nasdaq. This added selling has accentuated the market’s downturn. But, at some point, the borrowed shares must be repurchased and returned to their rightful owners. This

The Torray Fund

Letter to Shareholders

July 22, 2002

potential demand for stocks can have a major impact on prices in a rising market, especially if cash moves out of money market funds into stocks at the same time. We can well imagine that happening some day, most likely when it’s least expected.

Equity fund redemptions, record cash reserves and aggressive short selling are clear signs that the bad news is out, and the market’s sharp decline suggests that it’s been largely discounted. In the mirror image of the boom years, investors are again crowded on the wrong side of the boat. Eventually, the economy and corporate earnings will recover and the cycle will reverse, whipsawing those now on the sidelines. It brings to mind the old Wall Street adage that at turning points the market always does what punishes the largest number of participants the most.

In conclusion, the best course by far is to remain invested in quality stocks and buy more when money not needed for other purposes is available. This approach will insure a low-risk, reasonable, long-term result. Over the last 76 years, stocks have earned 7.6% after inflation, turning $10,000 into more than $2.4 million. The same amount invested in bonds would have become just $50,000. This disparity will not change in the future, and only the fear of short-term losses can keep investors from capitalizing on it. According to Chicago-based Ibbotson Associates, a recognized authority on market analytics, during the same time span there was a 29% chance of losing money by investing for only one year; but the risk dropped to 10% after five years, only 3% after 10 years, and 0% at the end of 15 years. Given the results, these are very good odds — especially considering the lackluster alternatives. We know conditions are not ideal at the moment, but they never are after the market has dropped this much. On the other hand, shares in some of the best companies in America offer twice as much value today as they did a few years ago. Through all the ups and downs of the last 30 years, we have invested on the assumption the future will look pretty much like the past, and that continues to be our approach moving forward.

We want to thank you again for entrusting your savings to us, and assure you we’re doing everything we can to protect and enhance your investment.

Sincerely,

Robert E. Torray	Douglas C. Eby

The Torray Fund

PERFORMANCE DATA

As of June 30, 2002 (unaudited)

Average Annual Rates of Return on an Investment in The Torray Fund vs. the S&P 500

For the periods ended June 30:

	1 Year	3 Years	5 Years	10 Years	Since Inception
The Torray Fund	-7.08%	-3.01%	7.56%	14.15%	15.04%
S&P 500	-17.98%	-9.17%	3.66%	11.42%	12.37%

Cumulative Returns for the 11 1/2 years ended June 30, 2002

The Torray Fund	401.10%
S&P 500	282.23%

The Torray Fund

PERFORMANCE DATA

As of June 30, 2002 (unaudited)

Change in Value of $10,000 Invested on December 31, 1990 (commencement of operations) to:

	12/31/90	12/31/92	12/31/94	12/31/96	12/31/98	12/31/00	06/30/02
The Torray Fund	$10,000	$14,523	$15,821	$30,719	$45,576	$54,609	$50,099
S&P 500	$10,000	$14,047	$15,666	$26,499	$45,438	$49,993	$38,261

The Torray Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2002 (unaudited)

Shares		Market Value
COMMON STOCK 100.21%

14.41% DIVERSIFIED FINANCIAL SERVICES
1,733,750	J.P. Morgan Chase & Co.	$58,808,800
257,205	Markel Corporation *	50,669,385
686,300	American International Group, Inc.	46,826,249
1,073,000	American Express Company	38,971,360
508,157	Citigroup Inc.	19,691,084

		214,966,878

12.96% MEDIA & ENTERTAINMENT
1,752,000	Tribune Company	76,212,000
1,514,200	Clear Channel Communications, Inc. *	48,484,684
2,000,000	The Walt Disney Company	37,800,000
406,000	Gannett Co., Inc.	30,815,400

		193,312,084

11.32% DIVERSIFIED MANUFACTURING
1,147,300	United Technologies Corporation	77,901,670
1,720,100	Honeywell International Inc.	60,599,123
1,107,100	Rockwell Collins, Inc.	30,356,682

		168,857,475

10.40% DIVERSIFIED MEDICAL PRODUCTS
2,500,000	Boston Scientific Corporation *	73,300,000
1,332,500	Abbott Laboratories	50,168,625
604,100	Johnson & Johnson	31,570,266

		155,038,891

9.63% PHARMACEUTICALS
1,917,300	Bristol-Myers Squibb Company	49,274,610
950,500	Merck & Co. Inc.	48,133,320
901,400	Pfizer Inc.	31,549,000
349,100	Amgen Inc. *	14,620,308

		143,577,238

The Torray Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2002 (unaudited)

Shares		Market Value

6.19% INDUSTRIAL MACHINERY
1,351,100	Illinois Tool Works Inc.	$92,280,130

5.96% BANKING
1,206,800	Bank One Corporation	46,437,664
603,000	Bank of America Corporation	42,427,080

		88,864,744

5.83% CONSUMER PRODUCTS
970,000	Kimberly-Clark Corporation	60,140,000
301,000	The Procter & Gamble Company	26,879,300

		87,019,300

5.01% COMMUNICATIONS SERVICES
6,008,000	Hughes Electronics Corporation *	62,483,200
663,100	EchoStar Communications Corporation *	12,307,136

		74,790,336

4.05% ADVERTISING
2,438,600	The Interpublic Group of Companies, Inc.	60,379,736

3.09% COMPUTER SYSTEMS & INTEGRATION
1,710,000	Hewlett-Packard Company	26,128,800
278,000	IBM Corporation	20,016,000

		46,144,800

2.61% REAL ESTATE
1,261,000	CarrAmerica Realty Corporation	38,901,850

2.17% DATA PROCESSING & MANAGEMENT
741,900	Automatic Data Processing, Inc.	32,309,745

1.80% ELECTRICAL EQUIPMENT
501,000	Emerson Electric Co.	26,808,510

The Torray Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2002 (unaudited)

Shares		Market Value

1.61% COMPUTERS & PERIPHERALS
1,758,700	EMC Corporation *	$13,278,185
2,151,500	Sun Microsystems, Inc. *	10,779,015

		24,057,200

1.49% ELECTRONIC INSTRUMENTS
941,200	Agilent Technologies, Inc. *	22,259,380

1.06% SOFTWARE
1,671,100	Oracle Corporation *	15,825,317

0.62% SEMICONDUCTOR EQUIPMENT & PRODUCTS
502,700	Intel Corporation	9,184,329

TOTAL COMMON STOCK 100.21%		$1,494,577,943
(cost $1,502,967,602)

SHORT TERM INVESTMENTS 0.05%
(cost $692,685)	PNC Bank Money Market Account, 1.19%	692,685

TOTAL PORTFOLIO SECURITIES 100.26%		1,495,270,628
(amortized cost $1,503,660,287)

LIABILITIES LESS OTHER ASSETS (0.26%)		(3,887,920)

NET ASSETS 100.00%		$1,491,382,708

TOP 10 HOLDINGS

1. Illinois Tool Works Inc.	6. Honeywell International Inc.
2. United Technologies Corporation	7. The Interpublic Group of Companies, Inc.
3. Tribune Company	8. Kimberly-Clark Corporation
4. Boston Scientific Corporation *	9. J.P. Morgan Chase & Co.
5. Hughes Electronics Corporation*	10. Markel Corporation*

*non-income producing securities

See notes to the financial statements.

The Torray Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2002 (unaudited)

ASSETS

Investments in securities at value (amortized cost $1,503,660,287)	$1,495,270,628

Subscriptions receivable	264,457

Interest and dividends receivable	1,491,654

Prepaid insurance	53,176

TOTAL ASSETS	1,497,079,915

LIABILITIES

Redemptions payable	4,323,475

Accrued expenses and other liabilities	1,373,732

TOTAL LIABILITIES	5,697,207

NET ASSETS	$1,491,382,708

Shares of beneficial interest ($1 stated value, 43,440,908 shares outstanding, unlimited shares authorized)	$43,440,908

Paid-in-capital in excess of par	1,417,947,674

Undistributed net realized gain	38,383,785

Net unrealized depreciation of investments	(8,389,659)

NET ASSETS	$1,491,382,708

Per Share	$34.33

See notes to the financial statements.

The Torray Fund

STATEMENT OF OPERATIONS

For the six months ended June 30, 2002 (unaudited)

INVESTMENT INCOME

Dividend income	$12,034,356

Interest income	49,684

Total income	12,084,040

EXPENSES

Management fees	8,155,148

Transfer agent fees & expenses	276,926

Printing, postage & mailing	75,907

Custodian's fees	55,166

Registration & filing fees	39,330

Legal fees	25,871

Trustees' fees	25,790

Insurance	22,169

Audit fees	12,944

Total expenses	8,689,251

NET INVESTMENT INCOME	3,394,789

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain on investments	38,471,712

Net change in unrealized appreciation (depreciation ) on investments	(169,587,906)

Net realized and unrealized gain (loss) on investments	(131,116,194)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(127,721,405)

See notes to the financial statements.

The Torray Fund

STATEMENT OF CHANGES IN NET ASSETS

For the periods indicated:

	Six months ended 6/30/02 (unaudited)	Year ended 12/31/01
Increase (Decrease) in Net Assets from Operations:

Net investment income	$3,394,789	$7,626,157

Net realized gain on investments	38,471,712	36,378,124

Net change in unrealized appreciation (depreciation) on investments	(169,587,906)	(61,146,110)

Net decrease in net assets from operations	(127,721,405)	(17,141,829)

Distributions to Shareholders from:

Net investment income ($0.080 and $0.184 per share, respectively)	(3,482,711)	(8,180,172)

Net realized gains ($0.207 and $1.759 per share, respectively)	(8,974,872)	(77,553,564)

Total distributions	(12,457,583)	(85,733,736)

Shares of Beneficial Interest

Decrease from share transactions	(7,252,461)	(79,282,266)

Total decrease	(147,431,449)	(182,157,831)

Net assets — beginning of period	1,638,814,157	1,820,971,988

Net assets — end of period	$1,491,382,708	$1,638,814,157

See notes to the financial statements.

The Torray Fund

FINANCIAL HIGHLIGHTS

For a share outstanding:

PER SHARE DATA

	Six months ended 06/30/02 (unaudited)	Years ended December 31:
		2001	2000	1999	1998	1997

Net Asset Value, Beginning of Period	$37.530	$39.790	$44.310	$36.480	$33.850	$25.220

Income from investment operations

Net investment income	0.080	0.172	0.265	0.073	0.139	0.130

Net gains (losses) on securities (both realized and unrealized)	(2.993)	(0.489)	(1.730)	8.616	2.630	9.206

Total from investment operations	(2.913)	(0.317)	(1.465)	8.689	2.769	9.336

Less: Distributions

Dividends (from net investment income)	(0.080)	(0.184)	(0.253)	(0.073)	(0.139)	(0.130)

Distributions (from capital gains)	(0.207)	(1.759)	(2.802)	(0.786)	0.000	(0.576)

Total distributions	(0.287)	(1.943)	(3.055)	(0.859)	(0.139)	(0.706)

Net Asset Value, End of Period	$34.330	$37.530	$39.790	$44.310	$36.480	$33.850

TOTAL RETURN(1)	(7.70%)	(0.52%)	(3.38%)	24.01%	8.20%	37.12%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's omitted)	$1,491,383	$1,638,814	$1,820,972	$1,895,538	$1,458,854	$608,537

Ratio of expenses to average net assets	1.07%*	1.07%	1.06%	1.07%	1.09%	1.13%

Ratios of net income to average net assets	0.42%*	0.45%	0.64%	0.18%	0.42%	0.47%

Portfolio turnover rate	13.65%	37.56%	45.44%	32.55%	25.96%	11.72%

*	Annualized
(1) Past performance is not predictive of future performance.

See notes to the financial statements.

The Torray Fund

NOTES TO FINANCIAL STATEMENTS

As of June 30, 2002 (unaudited)

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Torray Fund ("Fund") is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end management investment company. The Fund’s primary investment objective is to provide long-term total return. The Fund seeks to meet its objective by investing its assets in a diversified portfolio of common stocks. In order to accomplish these goals, the Fund intends to hold stocks for the long term, as opposed to actively buying and selling. There can be no assurances that the Fund's investment objectives will be achieved. The Fund was organized as a business trust under Massachusetts law. The Torray Corporation serves as administrator and investment advisor to the Fund.

The following is a summary of accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation    Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported, the last reported bid price.

Securities Transactions and Investment Income    Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the specific identification basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of discount on short-term investments, is recorded on the accrual basis.

Federal Income Taxes    The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments to its shareholders. Therefore, no Federal income tax provision is required. Cost of securities for tax purposes is substantially the same as for financial reporting purposes.

Net Asset Value    The net asset value per share of the Fund is determined once on each day that the New York Stock Exchange is open, as of the close of the Exchange.

Use of Estimates    In preparing financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Torray Fund

NOTES TO FINANCIAL STATEMENTS

As of June 30, 2002 (unaudited)

NOTE 2—SHARES OF BENEFICIAL INTEREST TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

	Six months ended 06/30/02		Year ended 12/31/01
	Shares	Amount	Shares	Amount
Shares issued	4,560,237	$175,146,296	5,837,912	$225,097,273
Reinvestments of dividends and distributions	338,767	11,893,036	2,268,838	81,752,646
Shares redeemed	(5,124,369)	(194,291,793)	(10,200,310)	(386,132,185)

	(225,365)	$(7,252,461)	(2,093,560)	$(79,282,266)

Officers, Trustees and affiliated persons of The Torray Fund and their families directly or indirectly control 1,691,445 shares or 3.89% of the Fund.

NOTE 3 — PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2002, aggregated $225,304,691 and $222,970,740, respectively. Net unrealized depreciation of investments at June 30, 2002, includes aggregate unrealized gains of $176,718,375 and unrealized losses of $185,108,034.

NOTE 4 — MANAGEMENT CONTRACT

Pursuant to the Management Contract, The Torray Corporation provides investment advisory and portfolio management services to the Fund. The Fund pays The Torray Corporation a management fee, computed daily and payable monthly at the annual rate of one percent of the Fund's average daily net assets. During the six months ended June 30, 2002, The Torray Fund paid management fees of $8,155,148 (1% of average net assets).

Excluding the management fee, other expenses incurred by the Fund during the six months ended June 30, 2002, totaled $534,103. These expenses include all costs associated with the Fund’s operations including transfer agent fees, Independent Trustees’ fees ($10,000 per annum and $1,000 for each Board meeting attended), taxes, dues, fees and expenses of registering and qualifying the Fund and its shares for distribution, charges of custodian, auditing and legal expenses, insurance premiums, supplies, postage, expenses of issue or redemption of shares, reports to shareholders and Trustees, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and other miscellaneous expenses.

Certain officers and Trustees of the Fund are also officers and/or shareholders of The Torray Corporation.

TRUSTEES

Douglas C. Eby
Bruce C. Ellis
Patricia Kavanagh
William M Lane
Carl C. MacCartee, Jr.
Robert P. Moltz
Charlene R. Nunley
Roy A. Schotland
Wayne H. Shaner
Robert E. Torray

INVESTMENT ADVISOR

The Torray Corporation

OFFICERS

Robert E. Torray, President
Douglas C. Eby, Vice President
William M Lane, Vice President

AUDITORS

Briggs, Bunting & Dougherty, LLP
Two Penn Center Plaza, Suite 820
Philadelphia, PA 19102-1732

TRANSFER AGENT

PFPC Global Fund Services
211 South Gulph Road
King of Prussia, PA 19406-0903

LEGAL COUNSEL

Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The
TORRAY
FUND

SEMI-ANNUAL REPORT

June 30, 2002

The Torray Fund
Suite 1100
7501 Wisconsin Avenue
Bethesda, Maryland 20814-6523

(301) 493-4600
(800) 443-3036